                                                                 EXHIBIT e(1)(h)


                                 AMENDMENT NO. 7
                       TO THE SECOND AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

 (CLASS A SHARES, CLASS C SHARES, CLASS R SHARES AND INSTITUTIONAL CLASS SHARES)


      The Second Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Funds Group, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

      Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                 AIM FUNDS GROUP

CLASS A SHARES
--------------

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM International Emerging Growth Fund
AIM Mid Cap Basic Value Fund
AIM New Technology Fund
AIM Select Growth Fund
AIM Small Cap Equity Fund
AIM Premier Equity Fund
AIM Premier Equity II Fund
AIM Worldwide Spectrum Fund

CLASS C SHARES
--------------

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM International Emerging Growth Fund
AIM Mid Cap Basic Value Fund
AIM New Technology Fund
AIM Select Growth Fund
AIM Small Cap Equity Fund
AIM Premier Equity Fund
AIM Premier Equity II Fund
AIM Worldwide Spectrum Fund

CLASS R SHARES
--------------

AIM Balanced Fund

AIM Small Cap Equity Fund
AIM Premier Equity Fund

INSTITUTIONAL CLASS SHARES
--------------------------

AIM Balanced Fund
AIM Premier Equity Fund"



        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:       July 1      , 2002
       ------------------

                                          AIM FUNDS GROUP


Attest:   /s/ LISA A. MOSS                By:   /s/ ROBERT H. GRAHAM
        -----------------------------         ----------------------------------
        Assistant Secretary                   Robert H. Graham
                                              President



                                          A I M DISTRIBUTORS, INC.


Attest:   /s/ LISA A. MOSS                By:   /s/ MICHAEL J. CEMO
        -----------------------------         ----------------------------------
        Assistant Secretary                   Michael J. Cemo
                                              President



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